UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Asset Allocation Funds

28 February 2018

Nuveen Asset Allocation Funds

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FSNAX	FSNCX	FSNSX	FSGYX

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Table

of Contents

NUVEEN	3

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. Interest rates in the U.S. have started to move off of historic lows, inflation is expected to finally pick up and the tax reform passed in late December 2017 could extend, and possibly bolster, the economy’s growth streak. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

At the same time, trade protectionism could upend sentiment and growth assumptions for the global economy. Investors are also concerned about the potential for increased government regulation on technology companies, whose shares recently declined due to a data privacy scandal and other negative news. Trade and tech do merit watching, but with few policy specifics at the moment, the long-term implications remain difficult to assess.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 23, 2018

Portfolio Managers’ Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

Keith B. Hembre, CFA and Derek B. Bloom, CFA, are the portfolio managers for the four Funds. They assumed portfolio management responsibilities in December 2013.

The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Advisory Solutions, a unit of Nuveen Asset Management, LLC (NAM). The team is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis. Here the portfolio management team discusses key investment strategies and the Funds’ performance during the six-month reporting period ended February 28, 2018.

How did the Funds perform during the six-month reporting period ended February 28, 2018?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year and ten-year periods ending February 28, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2018?

The Fund’s Class A Shares at NAV outperformed the Lipper classification average and underperformed the Morningstar Index for the six-month reporting period ended February 28, 2018.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Market performance during the six-month reporting period can be segmented into a period of strong equity market returns and extremely low volatility during the first several months of the reporting period, followed by a sharp correction and heightened volatility during the final portion of the reporting period. In contrast to equity market performance, Treasury yields advanced fairly steadily and failed to rally to any meaningful degree during the weaker equity market conditions in the latter portion of the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

We positioned the Fund with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We also favored large-cap equities relative to small-cap equities in the Fund’s domestic market allocation. In the fixed income segment of the portfolio, we maintained but reduced the Fund’s overweight to the Nuveen High Yield Municipal Bond Fund. We also maintained a large overweight to the Nuveen Short Term Bond Fund, while maintaining a large underweight to the Fund’s core fixed income allocation during the reporting period.

In terms of performance, the Fund’s relative overweight to large-cap stocks within its domestic equity exposure was beneficial during the reporting period and helped the Fund outperform its Lipper peers. However, the Fund’s overall underweight in domestic equities weighed on results because of the relative outperformance of the segment. This tactical underweight to U.S. equities was the primary reason for the Fund’s underperformance versus its Morningstar Index during the reporting period. The Fund’s overweight to short-term fixed income relative to core fixed income was also beneficial to relative performance during the reporting period, as was the aggregate contribution from the underlying funds.

During the reporting period, the Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposure. Both the currency and equity futures contracts had negligible impact on performance.

What were the Fund’s portfolio allocations over the six-month reporting period ended February 28, 2018?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Aggressive Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Short Term Bond Fund	11.8%
Nuveen Dividend Value Fund	11.4%
Nuveen International Growth Fund	9.1%
Nuveen NWQ International Value Fund	9.1%
Nuveen Large Cap Select Fund	6.2%

We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an underweight to interest rate exposure (duration).

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income. At the same time, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during this reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2018?

The Fund’s Class A Shares at NAV underperformed the Lipper classification average and the Morningstar Index for the six-month reporting period ended February 28, 2018.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Market performance during the six-month reporting period can be segmented into a period of strong equity market returns and extremely low volatility during the first several months of the reporting period, followed by a sharp correction and heightened volatility during the final portion of the reporting period. In contrast to equity market performance, Treasury yields advanced fairly steadily and failed to rally to any meaningful degree during the weaker equity market conditions in the latter portion of the reporting period.

We positioned the Fund with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We also favored large-cap equities relative to small-cap equities in the Fund’s domestic market allocation. In the fixed income segment of the portfolio, we maintained but reduced the Fund’s overweight to the Nuveen High Yield Municipal Bond Fund. We also maintained a large overweight to the Nuveen Short Term Bond Fund, while maintaining a large underweight to the Fund’s core fixed income allocation during this reporting period.

In terms of performance, the Fund’s relative overweight to large-cap stocks within its domestic equity exposure was beneficial during this reporting period. However, the Fund’s overall underweight in domestic equities weighed on results because of the relative outperformance of the segment. This tactical underweight to U.S. equities was the primary reason for the Fund’s underperformance versus its Morningstar Index and Lipper classification average during the reporting period. The Fund’s overweight to short-term fixed income relative to core fixed income was also beneficial to relative performance during the reporting period, as was the aggregate contribution from the underlying funds.

During the reporting period, the Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposure. The currency futures had negligible impact on performance. The equity futures contracts had a negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the time period.

What were the Fund’s portfolio allocations over the six-month reporting period ended February 28, 2018?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

Portfolio Managers’ Comments (continued)

At the end of the reporting period, the Nuveen Strategy Balanced Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	14.4%
Nuveen Short Term Bond Fund	12.5%
Nuveen Dividend Value Fund	7.0%
Nuveen NWQ International Value Fund	5.5%
Nuveen International Growth Fund	5.3%

We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an underweight to interest rate exposure (duration).

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income. At the same time, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2018?

The Fund’s Class A Shares at NAV underperformed the Lipper classification average and the Morningstar Index for the six-month reporting period ended February 28, 2018.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 70% allocated to fixed income and commodities, and 30% equity funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Market performance during the six-month reporting period can be segmented into a period of strong equity market returns and extremely low volatility during the first several months of the reporting period, followed by a sharp correction and heightened volatility during the final portion of the reporting period. In contrast to equity market performance, Treasury yields advanced fairly steadily and failed to rally to any meaningful degree during the weaker equity market conditions in the latter portion of the reporting period.

In the fixed income segment of the portfolio, we maintained but reduced the Fund’s overweight to the Nuveen High Yield Municipal Bond Fund. We also maintained a large overweight to the Nuveen Short Term Bond Fund, while maintaining a large underweight to the Fund’s core fixed income allocation during this reporting period. In the equity segment of the portfolio, we positioned the Fund with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We also favored large-cap equities relative to small-cap equities in the Fund’s domestic market allocation.

In terms of performance, the Fund’s overweight to short-term fixed income relative to core fixed income was beneficial to relative performance during this reporting period, as was the aggregate contribution from the underlying funds. The Fund’s relative overweight to large-cap stocks within its domestic equity exposure was also beneficial during this reporting period. However, the Fund’s overall underweight in domestic equities weighed on results because of the relative outperformance of the segment. This tactical underweight to U.S. equities was the primary reason for the Fund’s underperformance versus its Morningstar Index and Lipper classification average during the reporting period.

During the reporting period, the Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposure. The currency futures had negligible impact on performance. The equity futures contracts had a negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the time period.

What were the Fund’s portfolio allocations over the six-month reporting period ended February 28, 2018?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Conservative Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	21.8%
Nuveen Short Term Bond Fund	17.1%
Nuveen Core Plus Bond Fund	9.6%
Nuveen Inflation Protected Securities Fund	6.4%
Nuveen Dividend Value Fund	5.2%

We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight to interest rate exposure (duration), an underweight position in U.S. equities and an overweight to developed international equities.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income. At the same time, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.

Portfolio Managers’ Comments (continued)

The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2018?

The Fund’s Class A Shares at NAV outperformed the Lipper classification average and underperformed the Morningstar Index for the six-month reporting period ended February 28, 2018.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Market performance during the six-month reporting period can be segmented into a period of strong equity market returns and extremely low volatility during the first several months of the reporting period, followed by a sharp correction and heightened volatility during the final portion of the reporting period. In contrast to equity market performance, Treasury yields advanced fairly steadily and failed to rally to any meaningful degree during the weaker equity market conditions in the latter portion of the reporting period.

We positioned the Fund with a relative underweight to domestic equities, an overweight to foreign developed market equities and a slight underweight to emerging market equities during this reporting period. We also favored large-cap equities relative to small-cap equities in the Fund’s domestic market allocation. In the fixed income segment of the portfolio, we maintained but reduced the Fund’s overweight to the Nuveen High Yield Municipal Bond Fund. We also maintained a large overweight to the Nuveen Short Term Bond Fund, while maintaining a large underweight to the Fund’s core fixed income allocation during the reporting period.

In terms of performance, the Fund’s relative overweight to large-cap stocks within its domestic equity exposure was beneficial during this reporting period and helped the Fund outperform its Lipper peers. However, the Fund’s overall underweight in domestic equities weighed on results because of the relative outperformance of the segment. This tactical underweight to U.S. equities was the primary reason for the Fund’s underperformance versus its Morningstar Index during the reporting period. The Fund’s overweight to short-term fixed income relative to core fixed income was also beneficial to relative performance over this reporting period, as was the aggregate contribution from the underlying funds.

During the reporting period, the Fund tactically used equity and currency futures to adjust its allocation to equity investments and currency exposure. The currency futures had negligible impact on performance. The equity futures contracts had a negative impact on performance. The aggregate impact of all futures contracts on Fund performance was negative during the time period.

What were the Fund’s portfolio allocations over the six-month reporting period ended February 28, 2018?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Short Term Bond Fund	10.8%
Nuveen Dividend Value Fund	9.6%
Nuveen Large Cap Select Fund	7.1%
Nuveen International Growth Fund	6.1%
Nuveen NWQ International Value Fund	6.1%

We maintained the Fund’s overall portfolio allocations during the reporting period. The primary themes for the Fund continued to be an underweight position in U.S. equities, an overweight to developed international equities and an underweight to interest rate exposure (duration).

For the underweight to U.S. equities, we actively adjusted exposures between the large- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

We kept the Fund’s overall allocation to international equities largely unchanged. At the end of the reporting period, the Fund was positioned with an overweight to international developed equities and a modest underweight to emerging market equities.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core, alternative fixed income. At the same time, we maintained an underweight position in core fixed income relative to short-term bonds, which resulted in an underweight to duration and lessened the portfolio’s interest rate sensitivity. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, including both investment grade and high yield municipals.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

Nuveen Strategy Conservative Allocation Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund’s past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, it may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of February 28, 2018, Nuveen Strategy Conservative Allocation Fund had a positive UNII balance, based upon our best estimate, for tax purposes and financial reporting purposes.

All monthly dividends paid by the Nuveen Strategy Conservative Allocation Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.44%	14.82%	9.16%	5.95%
Class A Shares at maximum Offering Price	1.26%	8.19%	7.87%	5.33%
Morningstar Aggressive Target Risk Index	8.71%	16.61%	10.59%	7.37%
Lipper Flexible Portfolio Funds Classification Average	3.82%	8.58%	5.48%	4.96%

Class C Shares	6.96%	13.93%	8.34%	5.16%
Class R3 Shares	7.21%	14.44%	8.88%	5.68%
Class I Shares	7.54%	15.05%	9.44%	6.21%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.34%	12.83%	8.42%	5.94%
Class A Shares at maximum Offering Price	(1.66)%	6.31%	7.15%	5.31%
Class C Shares	4.00%	12.02%	7.63%	5.14%
Class R3 Shares	4.20%	12.58%	8.15%	5.67%
Class I Shares	4.44%	13.06%	8.68%	6.19%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.43%	2.18%	1.68%	1.18%
Net Expense Ratios*	1.24%	1.99%	1.49%	0.99%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.74%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.69%	8.78%	6.34%	5.19%
Class A Shares at maximum Offering Price	(2.28)%	2.53%	5.09%	4.57%
Morningstar Moderate Target Risk Index	4.70%	10.34%	7.20%	6.14%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	4.00%	8.72%	6.54%	5.41%

Class C Shares	3.32%	8.03%	5.56%	4.41%
Class R3 Shares	3.58%	8.60%	6.07%	4.92%
Class I Shares	3.72%	9.07%	6.60%	5.44%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.36%	7.83%	5.90%	5.22%
Class A Shares at maximum Offering Price	(3.49)%	1.65%	4.65%	4.60%
Class C Shares	1.95%	7.03%	5.09%	4.44%
Class R3 Shares	2.14%	7.53%	5.62%	4.95%
Class I Shares	2.49%	8.11%	6.16%	5.48%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.22%	1.97%	1.47%	0.97%
Net Expense Ratios*	1.17%	1.92%	1.42%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.67%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.46%	5.87%	3.80%	4.40%
Class A Shares at maximum Offering Price	(4.41)%	(0.19)%	2.59%	3.79%
Morningstar Moderately Conservative Target Risk Index	2.65%	7.23%	5.27%	5.15%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	1.64%	5.23%	4.25%	4.42%

Class C Shares	1.10%	5.14%	3.05%	3.62%
Class R3 Shares	1.33%	5.61%	3.54%	4.14%
Class I Shares	1.59%	6.13%	4.08%	4.67%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.99%	5.18%	3.59%	4.46%
Class A Shares at maximum Offering Price	(4.85)%	(0.83)%	2.37%	3.84%
Class C Shares	0.63%	4.36%	2.80%	3.67%
Class R3 Shares	0.86%	4.92%	3.33%	4.19%
Class I Shares	1.12%	5.35%	3.83%	4.71%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.18%	1.93%	1.43%	0.93%
Net Expense Ratios*	1.10%	1.85%	1.35%	0.85%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.60%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.08%	12.49%	8.20%	5.85%
Class A Shares at maximum Offering Price	(0.01)%	5.99%	6.93%	5.22%
Morningstar Moderately Aggressive Target Risk Index	6.95%	13.97%	9.14%	6.91%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	5.96%	11.60%	8.39%	6.14%

Class C Shares	5.69%	11.71%	7.40%	5.07%
Class R3 Shares	5.96%	12.28%	7.92%	5.58%
Class I Shares	6.14%	12.79%	8.45%	6.11%

Average Annual Total Returns as of March 31, 2018 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.72%	11.05%	7.59%	5.86%
Class A Shares at maximum Offering Price	(2.21)%	4.68%	6.32%	5.23%
Class C Shares	3.35%	10.25%	6.78%	5.08%
Class R3 Shares	3.57%	10.74%	7.31%	5.59%
Class I Shares	3.80%	11.27%	7.86%	6.12%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.34%	2.09%	1.59%	1.09%
Net Expense Ratios*	1.23%	1.98%	1.48%	0.98%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.73%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

Holding Summaries    as of February 28, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	81.5%
Affiliated Fixed Income Funds	15.7%
Money Market Funds	0.4%
U.S. Government and Agency Obligations	2.6%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	11.4%	11.61%
Nuveen International Growth Fund (Class R6)	9.1%	34.24%
Nuveen Large Cap Core Fund (Class R6)	4.4%	17.56%
Nuveen Large Cap Growth Fund (Class R6)	3.3%	21.58%
Nuveen Large Cap Select Fund (Class I)	6.2%	20.40%
Nuveen Large Cap Value Fund (Class R6)	4.9%	12.14%
Nuveen NWQ International Value Fund (Class I)	9.1%	15.99%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.4%	9.99%
Nuveen Real Asset Income Fund (Class R6)	1.0%	4.39%
Nuveen Real Estate Securities Fund (Class R6)	1.8%	(8.12)%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.3%	15.11%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.4%	14.54%
Nuveen Small Cap Select Fund (Class R6)	0.9%	—%	*
Nuveen Small Cap Value Fund (Class R6)	3.4%	1.54%
Nuveen Symphony International Equity Fund (Class I)	3.5%	23.42%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.6%	25.66%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	4.4%	17.18%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.4%	31.25%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	3.2%	0.93%
Nuveen High Yield Municipal Bond Fund (Class R6)	0.7%	7.91%
Nuveen Short Term Bond Fund (Class R6)	11.8%	0.81%

*	Return not applicable. Share class commenced operation on February 28, 2018.

Nuveen Strategy Balanced Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	59.1%
Affiliated Fixed Income Funds	38.4%
Money Market Funds	0.1%
U.S. Government and Agency Obligations	1.6%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	7.0%	11.61%
Nuveen Global Infrastructure Fund (Class R6)	1.2%	7.13%
Nuveen International Growth Fund (Class R6)	5.3%	34.24%
Nuveen Large Cap Core Fund (Class R6)	2.6%	17.56%
Nuveen Large Cap Growth Fund (Class R6)	2.0%	21.58%
Nuveen Large Cap Select Fund (Class I)	4.7%	20.40%
Nuveen Large Cap Value Fund (Class R6)	3.0%	12.14%
Nuveen NWQ International Value Fund (Class I)	5.5%	15.99%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.8%	9.99%
Nuveen Real Asset Income Fund (Class R6)	1.4%	4.39%
Nuveen Real Estate Securities Fund (Class R6)	1.3%	(8.12)%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.5%	15.11%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	4.0%	14.54%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class R6)	1.3%	—%	*
Nuveen Small Cap Value Fund (Class R6)	4.0%	1.54%
Nuveen Symphony International Equity Fund (Class I)	2.5%	23.42%
Nuveen Symphony Large-Cap Growth Fund (Class I)	2.5%	25.66%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	3.0%	17.18%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.5%	31.25%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	1.2%	4.67%
Nuveen Core Bond Fund (Class R6)	14.4%	0.93%
Nuveen Core Plus Bond Fund (Class R6)	4.8%	1.62%
Nuveen High Yield Municipal Bond Fund (Class R6)	1.0%	7.91%
Nuveen Inflation Protected Securities Fund (Class R6)	4.5%	0.22%
Nuveen Short Term Bond Fund (Class R6)	12.5%	0.81%

*	Return not applicable. Share class commenced operation on February 28, 2018.

Holding Summaries as of February 28, 2018 (continued)

Nuveen Strategy Conservative Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	39.2%
Affiliated Fixed Income Funds	58.4%
Money Market Funds	0.4%
U.S. Government and Agency Obligations	1.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	5.2%	11.61%
Nuveen Global Infrastructure Fund (Class R6)	3.3%	7.13%
Nuveen International Growth Fund (Class R6)	2.5%	34.24%
Nuveen Large Cap Core Fund (Class R6)	1.5%	17.56%
Nuveen Large Cap Growth (Class R6)	1.6%	21.58%
Nuveen Large Cap Select Fund (Class I)	3.3%	20.40%
Nuveen Large Cap Value Fund (Class R6)	2.5%	12.14%
Nuveen NWQ International Value Fund (Class I)	2.0%	15.99%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.5%	9.99%
Nuveen Real Asset Income Fund (Class R6)	1.2%	4.39%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1.3%	15.11%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	2.0%	14.54%
Nuveen Small Cap Select Fund (Class R6)	2.6%	—%	*

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Value Fund (Class R6)	2.0%	1.54%
Nuveen Symphony International Equity Fund (Class I)	1.2%	23.42%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.5%	25.66%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	1.5%	17.18%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.5%	31.25%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	2.2%	4.67%
Nuveen Core Bond Fund (Class R6)	21.8%	0.93%
Nuveen Core Plus Bond Fund (Class R6)	9.6%	1.62%
Nuveen High Yield Municipal Bond Fund (Class R6)	1.3%	7.91%
Nuveen Inflation Protected Securities Fund (Class R6)	6.4%	0.22%
Nuveen Short Term Bond Fund (Class R6)	17.1%	0.81%

*	Return not applicable. Share class commenced operation on February 28, 2018.

Nuveen Strategy Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	79.0%
Affiliated Fixed Income Funds	18.7%
Money Market Funds	0.5%
U.S. Government and Agency Obligations	2.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Dividend Value Fund (Class R6)	9.6%	11.61%
Nuveen Global Infrastructure Fund (Class R6)	1.3%	7.13%
Nuveen International Growth Fund (Class R6)	6.1%	34.24%
Nuveen Large Cap Core Fund (Class R6)	4.6%	17.56%
Nuveen Large Cap Growth Fund (Class R6)	3.7%	21.58%
Nuveen Large Cap Select Fund (Class I)	7.1%	20.40%
Nuveen Large Cap Value Fund (Class R6)	4.5%	12.14%
Nuveen NWQ International Value Fund (Class I)	6.1%	15.99%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.6%	9.99%
Nuveen Real Asset Income Fund (Class R6)	1.4%	4.39%
Nuveen Real Estate Securities Fund (Class R6)	1.9%	(8.12)%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.5%	15.11%
Nuveen Small Cap Growth Opportunities Fund (Class R6)	4.2%	14.54%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class R6)	1.4%	—%	*
Nuveen Small Cap Value Fund (Class R6)	4.0%	1.54%
Nuveen Symphony International Equity Fund (Class I)	3.1%	23.42%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.6%	25.66%
Nuveen Symphony Low Volatility Equity Fund (Class R6)	4.6%	17.18%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.7%	31.25%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	0.6%	4.67%
Nuveen Core Bond Fund (Class R6)	2.1%	0.93%
Nuveen Core Plus Bond Fund (Class R6)	2.0%	1.62%
Nuveen High Yield Municipal Bond Fund (Class R6)	2.1%	7.91%
Nuveen Inflation Protected Securities Fund (Class R6)	1.1%	0.22%
Nuveen Short Term Bond Fund (Class R6)	10.8%	0.81%

*	Return not applicable. Share class commenced operation on February 28, 2018.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2018.

The beginning of the period is September 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the tables.

Nuveen Strategy Aggressive Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,074.40	$1,069.60	$1,072.10	$1,075.40
Expenses Incurred During Period	$2.57	$6.41	$3.85	$1.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,036.90	$1,033.20	$1,035.80	$1,037.20
Expenses Incurred During Period	$2.53	$6.30	$3.79	$1.26
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.60	$1,011.00	$1,013.30	$1,015.90
Expenses Incurred During Period	$2.50	$6.23	$3.74	$1.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.80	$1,056.90	$1,059.60	$1,061.40
Expenses Incurred During Period	$2.55	$6.37	$3.83	$1.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 97.2%

	EQUITY FUNDS – 81.5%

	Affiliated Equity Funds – 81.5%

562,679	Nuveen Dividend Value Fund (Class R6)				$8,445,817

135,530	Nuveen International Growth Fund (Class R6)				6,729,083

97,929	Nuveen Large Cap Core Fund (Class R6)				3,303,155

77,129	Nuveen Large Cap Growth Fund (Class R6)				2,471,995

154,846	Nuveen Large Cap Select Fund (Class I)				4,569,496

138,122	Nuveen Large Cap Value Fund (Class R6)				3,614,647

258,165	Nuveen NWQ International Value Fund (Class I)				6,771,662

496,252	Nuveen NWQ Large-Cap Value Fund (Class I)				3,300,079

31,859	Nuveen Real Asset Income Fund (Class R6)				739,134

72,828	Nuveen Real Estate Securities Fund (Class R6)				1,348,053

59,399	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				2,468,030

95,158	Nuveen Small Cap Growth Opportunities Fund (Class R6)				2,548,339

57,638	Nuveen Small Cap Select Fund (Class R6)				681,283

97,601	Nuveen Small Cap Value Fund (Class R6)				2,502,485

121,280	Nuveen Symphony International Equity Fund (Class I)				2,624,495

64,420	Nuveen Symphony Large-Cap Growth Fund (Class I)				2,641,863

100,559	Nuveen Symphony Low Volatility Equity Fund (Class R6)				3,261,126

60,275	Nuveen Winslow Large-Cap Growth Fund (Class R6)				2,513,462
	Total Equity Funds (cost $50,692,098)				60,534,204

	FIXED INCOME FUNDS – 15.7%

	Affiliated Fixed Income Funds – 15.7%

253,089	Nuveen Core Bond Fund (Class R6)				2,406,877

29,430	Nuveen High Yield Municipal Bond Fund (Class R6)				501,782

894,977	Nuveen Short Term Bond Fund (Class R6)				8,752,871
	Total Fixed Income Funds (cost $11,781,546)				11,661,530
	Total Long-Term Investments (cost $62,473,644)				72,195,734

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 3.0%

	Money Market Funds – 0.4%

299,290	First American Treasury Obligations Fund, Class Z	1.267% (4)	N/A	N/A	$299,290

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. Government and Agency Obligations – 2.6%

$1,900	U.S. Treasury Bills, (5)	0.000%	7/19/18	F1+	$1,887,088
	Total Short-Term Investments (cost $2,187,538)				2,186,378
	Total Investments (cost $64,661,182) – 100.2%				74,382,112
	Other Assets Less Liabilities – (0.2)% (6)				(123,271)
	Net Assets – 100%				$74,258,841

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Mini Index	Long	76	3/18	$7,665,527	$7,738,700	$73,173	$(81,700)
Mini MSCI Emerging Markets Index	Long	131	3/18	7,356,593	7,748,650	392,057	(102,180)
NASDAQ 100 E-Mini	Short	(20)	3/18	(2,543,509)	(2,746,000)	(202,491)	20,300
Russell 2000® Mini	Short	(76)	3/18	(5,792,365)	(5,742,560)	49,805	102,980
S&P 500® E-Mini	Short	(51)	3/18	(6,767,334)	(6,921,720)	(154,386)	84,405
S&P MidCap 400® E-Mini	Long	28	3/18	5,304,568	5,220,600	(83,968)	(64,120)
U.S. Dollar Index	Long	8	3/18	747,819	724,408	(23,411)	2,168
				$5,971,299	$6,022,078	$50,779	$(38,147)
Total receivable for variation margin on futures contracts							$209,853
Total payable for variation margin on futures contracts							$(248,000)
*	The aggregate Notional Amount of long and short positions is $21,074,507 and $(15,103,208), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Nuveen Strategy Balanced Allocation Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 97.5%

	EQUITY FUNDS – 59.1%

	Affiliated Equity Funds – 59.1%

1,091,057	Nuveen Dividend Value Fund (Class R6)	$16,376,768

274,176	Nuveen Global Infrastructure Fund (Class R6)	2,829,493

248,929	Nuveen International Growth Fund (Class R6)	12,359,325

178,505	Nuveen Large Cap Core Fund (Class R6)	6,020,965

149,279	Nuveen Large Cap Growth Fund (Class R6)	4,784,393

372,849	Nuveen Large Cap Select Fund (Class I)	11,002,769

269,136	Nuveen Large Cap Value Fund (Class R6)	7,043,276

489,975	Nuveen NWQ International Value Fund (Class I)	12,852,057

986,307	Nuveen NWQ Large-Cap Value Fund (Class I)	6,558,941

137,214	Nuveen Real Asset Income Fund (Class R6)	3,183,356

171,493	Nuveen Real Estate Securities Fund (Class R6)	3,174,335

140,710	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	5,846,487

345,774	Nuveen Small Cap Growth Opportunities Fund (Class R6)	9,259,839

265,790	Nuveen Small Cap Select Fund (Class R6)	3,141,637

364,660	Nuveen Small Cap Value Fund (Class R6)	9,349,883

275,897	Nuveen Symphony International Equity Fund (Class I)	5,970,410

140,563	Nuveen Symphony Large-Cap Growth Fund (Class I)	5,764,476

213,837	Nuveen Symphony Low Volatility Equity Fund (Class R6)	6,934,732

143,306	Nuveen Winslow Large-Cap Growth Fund (Class R6)	5,975,880
	Total Equity Funds (cost $107,905,920)	138,429,022

	FIXED INCOME FUNDS – 38.4%

	Affiliated Fixed Income Funds – 38.4%

247,894	Nuveen All-American Municipal Bond Fund (Class R6)	2,840,863

3,539,725	Nuveen Core Bond Fund (Class R6)	33,662,784

1,034,912	Nuveen Core Plus Bond Fund (Class R6)	11,135,652

137,475	Nuveen High Yield Municipal Bond Fund (Class R6)	2,343,942

963,384	Nuveen Inflation Protected Securities Fund (Class R6)	10,645,390

3,006,787	Nuveen Short Term Bond Fund (Class R6)	29,406,374
	Total Fixed Income Funds (cost $90,511,912)	90,035,005
	Total Long-Term Investments (cost $198,417,832)	228,464,027

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 0.1%

217,269	First American Treasury Obligations Fund, Class Z	1.267% (4)	N/A	N/A	$217,269

	U.S. Government and Agency Obligations – 1.6%

$3,900	U.S. Treasury Bills, (5)	0.000%	7/19/18	F1+	3,873,496
	Total Short-Term Investments (cost $4,093,053)				4,090,765
	Total Investments (cost $202,510,885) – 99.2%				232,554,792
	Other Assets Less Liabilities – 0.8% (6)				1,786,500
	Net Assets – 100%				$234,341,292

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Mini Index	Long	151	3/18	$15,275,726	$15,375,575	$99,849	$(162,325)
Mini MSCI Emerging Markets Index	Long	227	3/18	12,747,684	13,427,050	679,366	(177,060)
NASDAQ 100 E-Mini	Short	(69)	3/18	(8,775,105)	(9,473,700)	(698,595)	70,035
Russell 2000® Mini	Short	(386)	3/18	(29,419,117)	(29,166,160)	252,957	523,030
S&P 500® E-Mini	Short	(113)	3/18	(14,994,289)	(15,336,360)	(342,071)	187,015
S&P MidCap 400® E-Mini	Long	21	3/18	3,978,426	3,915,450	(62,976)	(48,090)
U.S. Dollar Index	Long	27	3/18	2,523,889	2,444,877	(79,012)	7,317
				$(18,662,786)	$(18,813,268)	$(150,482)	$399,922
Total receivable for variation margin on futures contracts							$787,397
Total payable for variation margin on futures contracts							$(387,475)
*	The aggregate Notional Amount of long and short positions is $34,525,725 and $(53,188,511), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Nuveen Strategy Conservative Allocation Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 97.6%

	EQUITY FUNDS – 39.2%

	Affiliated Equity Funds – 39.2%

299,539	Nuveen Dividend Value Fund (Class R6)	$4,496,082

271,952	Nuveen Global Infrastructure Fund (Class R6)	2,806,543

43,940	Nuveen International Growth Fund (Class R6)	2,181,612

39,271	Nuveen Large Cap Core Fund (Class R6)	1,324,604

41,549	Nuveen Large Cap Growth Fund (Class R6)	1,331,640

95,398	Nuveen Large Cap Select Fund (Class I)	2,815,205

80,870	Nuveen Large Cap Value Fund (Class R6)	2,116,362

65,823	Nuveen NWQ International Value Fund (Class I)	1,726,541

329,302	Nuveen NWQ Large-Cap Value Fund (Class I)	2,189,856

45,436	Nuveen Real Asset Income Fund (Class R6)	1,054,106

26,838	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1,115,119

65,137	Nuveen Small Cap Growth Opportunities Fund (Class R6)	1,744,372

188,268	Nuveen Small Cap Select Fund (Class R6)	2,225,322

66,580	Nuveen Small Cap Value Fund (Class R6)	1,707,101

48,416	Nuveen Symphony International Equity Fund (Class I)	1,047,718

30,781	Nuveen Symphony Large-Cap Growth Fund (Class I)	1,262,324

41,110	Nuveen Symphony Low Volatility Equity Fund (Class R6)	1,333,190

30,381	Nuveen Winslow Large-Cap Growth Fund (Class R6)	1,266,880
	Total Equity Funds (cost $28,289,340)	33,744,577

	FIXED INCOME FUNDS – 58.4%

	Affiliated Fixed Income Funds – 58.4%

165,985	Nuveen All-American Municipal Bond Fund (Class R6)	1,902,186

1,972,927	Nuveen Core Bond Fund (Class R6)	18,762,540

773,033	Nuveen Core Plus Bond Fund (Class R6)	8,317,835

65,387	Nuveen High Yield Municipal Bond Fund (Class R6)	1,114,853

502,274	Nuveen Inflation Protected Securities Fund (Class R6)	5,550,123

1,505,663	Nuveen Short Term Bond Fund (Class R6)	14,725,386
	Total Fixed Income Funds (cost $51,700,431)	50,372,923
	Total Long-Term Investments (cost $79,989,771)	84,117,500

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 0.4%

348,439	First American Treasury Obligations Fund, Class Z	1.267% (4)	N/A	N/A	$348,439

	U.S. Government and Agency Obligations – 1.6%

$1,400	U.S. Treasury Bills, (5)	0.000%	7/19/18	F1+	1,390,486
	Total Short-Term Investments (cost $1,739,749)				1,738,925
	Total Investments (cost $81,729,520) – 99.6%				85,856,425
	Other Assets Less Liabilities – 0.4% (6)				358,959
	Net Assets – 100%				$86,215,384

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Mini Index	Long	74	3/18	$7,463,803	$7,535,050	$71,247	$(79,550)
Mini MSCI Emerging Markets Index	Long	63	3/18	3,537,904	3,726,450	188,546	(49,140)
NASDAQ 100 E-Mini	Short	(23)	3/18	(2,925,035)	(3,157,900)	(232,865)	23,345
Russell 2000® Mini	Short	(175)	3/18	(13,337,683)	(13,223,000)	114,683	237,125
S&P 500® E-Mini	Short	(6)	3/18	(796,157)	(814,320)	(18,163)	9,930
S&P MidCap 400® E-Mini	Long	4	3/18	757,795	745,800	(11,995)	(9,160)
U.S. Dollar Index	Long	10	3/18	934,774	905,510	(29,264)	2,710
				$(4,364,599)	$(4,282,410)	$82,189	$135,260
Total receivable for variation margin on futures contracts							$273,110
Total payable for variation margin on futures contracts							$(137,850)
*	The aggregate Notional Amount of long and short positions is $12,694,276 and $(17,058,875), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Nuveen Strategy Growth Allocation Fund

Portfolio of Investments    February 28, 2018

(Unaudited)

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 97.7%

	EQUITY FUNDS – 79.0%

	Affiliated Equity Funds – 79.0%

857,541	Nuveen Dividend Value Fund (Class R6)	$12,871,685

172,302	Nuveen Global Infrastructure Fund (Class R6)	1,778,157

165,712	Nuveen International Growth Fund (Class R6)	8,227,595

181,568	Nuveen Large Cap Core Fund (Class R6)	6,124,304

153,131	Nuveen Large Cap Growth Fund (Class R6)	4,907,844

322,869	Nuveen Large Cap Select Fund (Class I)	9,527,855

233,239	Nuveen Large Cap Value Fund (Class R6)	6,103,856

313,133	Nuveen NWQ International Value Fund (Class I)	8,213,472

924,019	Nuveen NWQ Large-Cap Value Fund (Class I)	6,144,729

83,283	Nuveen Real Asset Income Fund (Class R6)	1,932,168

137,697	Nuveen Real Estate Securities Fund (Class R6)	2,548,763

113,225	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	4,704,512

208,868	Nuveen Small Cap Growth Opportunities Fund (Class R6)	5,593,497

160,942	Nuveen Small Cap Select Fund (Class R6)	1,902,339

208,546	Nuveen Small Cap Value Fund (Class R6)	5,347,128

191,729	Nuveen Symphony International Equity Fund (Class I)	4,149,007

116,885	Nuveen Symphony Large-Cap Growth Fund (Class I)	4,793,434

189,067	Nuveen Symphony Low Volatility Equity Fund (Class R6)	6,131,436

119,376	Nuveen Winslow Large-Cap Growth Fund (Class R6)	4,977,970
	Total Equity Funds (cost $88,750,174)	105,979,751

	FIXED INCOME FUNDS – 18.7%

	Affiliated Fixed Income Funds – 18.7%

74,212	Nuveen All-American Municipal Bond Fund (Class R6)	850,474

294,630	Nuveen Core Bond Fund (Class R6)	2,801,935

247,726	Nuveen Core Plus Bond Fund (Class R6)	2,665,536

163,624	Nuveen High Yield Municipal Bond Fund (Class R6)	2,789,783

128,353	Nuveen Inflation Protected Securities Fund (Class R6)	1,418,298

1,482,996	Nuveen Short Term Bond Fund (Class R6)	14,503,700
	Total Fixed Income Funds (cost $25,102,103)	25,029,726
	Total Long-Term Investments (cost $113,852,277)	131,009,477

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.7%

	Money Market Funds – 0.5%

624,898	First American Treasury Obligations Fund, Class Z	1.267% (4)	N/A	N/A	$624,898

	U.S. Government and Agency Obligations – 2.2%

$3,000	U.S. Treasury Bills, (5)	0.000%	7/19/18	F1+	2,979,613
	Total Short-Term Investments (cost $3,606,342)				3,604,511
	Total Investments (cost $117,458,619) – 100.4%				134,613,988
	Other Assets Less Liabilities – (0.4)% (6)				(491,022)
	Net Assets – 100%				$134,122,966

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Mini MSCI EAFE Mini Index	Long	124	3/18	$12,535,889	$12,626,300	$90,411	$(133,300)
Mini MSCI Emerging Markets Index	Long	209	3/18	11,736,855	12,362,350	625,495	(163,020)
NASDAQ 100 E-Mini	Short	(34)	3/18	(4,323,965)	(4,668,200)	(344,235)	34,510
Russell 2000® Mini	Short	(152)	3/18	(11,584,730)	(11,485,120)	99,610	205,960
S&P 500® E-Mini	Short	(142)	3/18	(18,842,380)	(19,272,240)	(429,860)	235,010
S&P MidCap 400® E-Mini	Long	23	3/18	4,357,323	4,288,350	(68,973)	(52,670)
U.S. Dollar Index	Long	14	3/18	1,308,683	1,267,714	(40,969)	3,794
				$(4,812,325)	$(4,880,846)	$(68,521)	$130,284
Total receivable for variation margin on futures contracts							$479,274
Total payable for variation margin on futures contracts							$(348,990)
*	The aggregate Notional Amount of long and short positions is $29,938,750 and $(34,751,075), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2018

(Unaudited)

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $62,473,644, $198,417,832, $79,989,771 and $113,852,277, respectively)	$72,195,734	$228,464,027	$84,117,500	$131,009,477
Non-Affiliated short-term investments, at value (cost $2,187,538, $4,093,053, $1,739,749 and $3,606,342, respectively)	2,186,378	4,090,765	1,738,925	3,604,511
Receivable for:
Dividends	24,435	194,489	110,279	61,415
Interest	457	1,633	409	952
Investments sold	—	1,600,000	400,000	—
Reimbursement from Adviser	6,391	—	2,258	2,741
Shares sold	14,452	58,816	26,733	27,085
Variation margin on futures contracts	209,853	787,397	273,110	479,274
Other assets	25,771	35,366	40,027	26,150
Total assets	74,663,471	235,232,493	86,709,241	135,211,605
Liabilities
Payable for:
Dividends	—	—	8,998	—
Investments purchased	24,435	194,489	110,279	61,415
Shares redeemed	53,777	109,572	143,357	558,783
Variation margin on futures contracts	248,000	387,475	137,850	348,990
Accrued expenses:
Management fees	—	3,087	—	—
Directors fees	24	8,893	14,290	39
Shareholder servicing agent fees	29,055	81,163	28,148	46,414
12b-1 distribution and service fees	17,493	46,275	21,652	29,909
Other	31,846	60,247	29,283	43,089
Total liabilities	404,630	891,201	493,857	1,088,639
Net assets	$74,258,841	$234,341,292	$86,215,384	$134,122,966
Class A Shares
Net assets	$43,879,749	$135,556,047	$50,902,717	$80,914,398
Shares outstanding	2,734,345	12,780,384	4,382,804	6,257,497
Net asset value (“NAV”) per share	$16.05	$10.61	$11.61	$12.93
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$17.03	$11.26	$12.32	$13.72
Class C Shares
Net assets	$10,063,040	$24,305,748	$14,759,378	$16,824,387
Shares outstanding	654,193	2,333,664	1,279,276	1,337,709
NAV and offering price per share	$15.38	$10.42	$11.54	$12.58
Class R3 Shares
Net assets	$3,064,207	$3,289,264	$913,403	$3,014,249
Shares outstanding	193,512	314,589	78,848	236,451
NAV and offering price per share	$15.83	$10.46	$11.58	$12.75
Class I Shares
Net assets	$17,251,845	$71,190,233	$19,639,886	$33,369,932
Shares outstanding	1,072,074	6,732,876	1,691,714	2,568,080
NAV and offering price per share	$16.09	$10.57	$11.61	$12.99
Net assets consist of:
Capital paid-in	$61,468,237	$198,391,489	$80,937,745	$113,219,745
Undistributed (Over-distribution of) net investment income	820,198	224,641	519,750	120,360
Accumulated net realized gain (loss)	2,198,697	5,831,737	548,795	3,696,013
Net unrealized appreciation (depreciation)	9,771,709	29,893,425	4,209,094	17,086,848
Net assets	$74,258,841	$234,341,292	$86,215,384	$134,122,966
Authorized shares (1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Represent authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended February 28, 2018

(Unaudited)

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Investment Income
Dividends from affiliated investments	$1,743,527	$5,246,275	$1,759,699	$3,304,961
Interest from non-affiliated investments	12,066	22,733	8,523	18,264
Total investment income	1,755,593	5,269,008	1,768,222	3,323,225
Expenses
Management fees	37,498	123,386	45,094	68,447
12b-1 service fees – Class A Shares	55,167	171,538	64,734	101,638
12b-1 distribution and service fees – Class C Shares	50,734	124,313	76,793	88,331
12b-1 distribution and service fees – Class R3 Shares	7,614	8,840	2,254	8,035
Shareholder servicing agent fees	52,770	161,052	43,867	89,794
Custodian fees	4,776	13,602	5,661	8,871
Directors fees	37	71	26	58
Professional fees	17,603	21,427	16,790	18,586
Shareholder reporting expenses	12,446	24,772	11,836	17,842
Federal and state registration fees	30,693	31,336	30,633	31,055
Other	1,620	2,803	1,586	1,812
Total expenses before fee waiver/expense reimbursement	270,958	683,140	299,274	434,469
Fee waiver/expense reimbursement	(63,460)	(69,484)	(42,641)	(65,245)
Net expenses	207,498	613,656	256,633	369,224
Net investment income (loss)	1,548,095	4,655,352	1,511,589	2,954,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	595,996	4,048,814	315,518	1,251,930
Non-affiliated investments	—	7,335	—	—
Capital gain distributions from Underlying Funds	2,989,034	6,916,977	1,683,630	5,596,928
Futures contracts	160,536	(1,874,620)	(473,284)	(853,344)
Total net realized gain (loss)	3,745,566	9,098,506	1,525,864	5,995,514
Change in unrealized appreciation (depreciation) of:
Affiliated investments	257,209	(3,978,051)	(1,576,525)	(400,751)
Non-affiliated investments	(1,842)	(3,545)	(1,255)	(2,908)
Futures contracts	(174,262)	(654,721)	(241,037)	(375,471)
Total change in net unrealized appreciation (depreciation)	81,105	(4,636,317)	(1,818,817)	(779,130)
Net realized and unrealized gain (loss)	3,826,671	4,462,189	(292,953)	5,216,384
Net increase (decrease) in net assets from operations	$5,374,766	$9,117,541	$1,218,636	$8,170,385

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Six Months Ended 2/28/18	Year Ended 8/31/17	Six Months Ended 2/28/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$1,548,095	$776,389	$4,655,352	$4,143,025
Total net realized gain (loss)	3,745,566	2,907,081	9,098,506	3,488,854
Total change in net unrealized appreciation (depreciation)	81,105	5,706,681	(4,636,317)	12,434,955
Net increase (decrease) in net assets from operations	5,374,766	9,390,151	9,117,541	20,066,834
Distributions to Shareholders
From net investment income:
Class A Shares	(664,851)	(612,178)	(3,004,071)	(2,006,673)
Class C Shares	(78,518)	(65,880)	(443,134)	(210,823)
Class R3 Shares	(38,562)	(35,305)	(68,818)	(54,823)
Class I Shares	(302,932)	(286,784)	(1,767,391)	(1,641,798)
From accumulated net realized gains:
Class A Shares	(1,953,783)	(851,775)	(2,333,198)	(2,197,891)
Class C Shares	(468,049)	(203,958)	(425,045)	(463,193)
Class R3 Shares	(136,271)	(59,627)	(58,459)	(66,574)
Class I Shares	(815,146)	(334,881)	(1,298,514)	(1,548,689)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,458,112)	(2,450,388)	(9,398,630)	(8,190,464)
Fund Share Transactions
Proceeds from sale of shares	3,263,526	5,897,392	7,858,844	22,578,369
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,129,282	2,271,031	8,958,672	7,748,671
	7,392,808	8,168,423	16,817,516	30,327,040
Cost of shares redeemed	(8,737,186)	(21,476,986)	(37,450,412)	(75,550,040)
Net increase (decrease) in net assets from Fund share transactions	(1,344,378)	(13,308,563)	(20,632,896)	(45,223,000)
Net increase (decrease) in net assets	(427,724)	(6,368,800)	(20,913,985)	(33,346,630)
Net assets at the beginning of period	74,686,565	81,055,365	255,255,277	288,601,907
Net assets at the end of period	$74,258,841	$74,686,565	$234,341,292	$255,255,277
Undistributed (Over-distribution of) net investment income at the end of period	$820,198	$356,966	$224,641	$852,703

See accompanying notes to financial statements.

	Strategy Conservative Allocation		Strategy Growth Allocation
	Six Months Ended 2/28/18	Year Ended 8/31/17	Six Months Ended 2/28/18	Year Ended 8/31/17
Operations
Net investment income (loss)	$1,511,589	$1,711,328	$2,954,001	$1,751,589
Total net realized gain (loss)	1,525,864	(647,574)	5,995,514	2,679,927
Total change in net unrealized appreciation (depreciation)	(1,818,817)	3,588,430	(779,130)	10,315,836
Net increase (decrease) in net assets from operations	1,218,636	4,652,184	8,170,385	14,747,352
Distributions to Shareholders
From net investment income:
Class A Shares	(575,983)	(1,851,169)	(2,043,299)	(996,059)
Class C Shares	(115,090)	(510,469)	(314,463)	(97,035)
Class R3 Shares	(8,943)	(26,829)	(67,648)	(42,075)
Class I Shares	(264,322)	(851,425)	(951,117)	(528,252)
From accumulated net realized gains:
Class A Shares	—	—	(1,994,978)	(2,168,814)
Class C Shares	—	—	(440,276)	(536,905)
Class R3 Shares	—	—	(73,260)	(115,088)
Class I Shares	—	—	(859,847)	(955,266)
Return of capital:
Class A Shares	—	(34,869)	—	—
Class C Shares	—	(12,002)	—	—
Class R3 Shares	—	(551)	—	—
Class I Shares	—	(15,127)	—	—
Decrease in net assets from distributions to shareholders	(964,338)	(3,302,441)	(6,744,888)	(5,439,494)
Fund Share Transactions
Proceeds from sale of shares	9,817,135	11,175,539	4,639,599	10,022,707
Proceeds from shares issued to shareholders due to reinvestment of distributions	874,759	2,968,654	6,390,396	5,228,389
	10,691,894	14,144,193	11,029,995	15,251,096
Cost of shares redeemed	(15,806,041)	(25,663,084)	(15,109,881)	(32,826,753)
Net increase (decrease) in net assets from Fund share transactions	(5,114,147)	(11,518,891)	(4,079,886)	(17,575,657)
Net increase (decrease) in net assets	(4,859,849)	(10,169,148)	(2,654,389)	(8,267,799)
Net assets at the beginning of period	91,075,233	101,244,381	136,777,355	145,045,154
Net assets at the end of period	$86,215,384	$91,075,233	$134,122,966	$136,777,355
Undistributed (Over-distribution of) net investment income at the end of period	$519,750	$(27,501)	$120,360	$542,886

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Strategy Aggressive Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2018(f)	$15.87	$0.34	$0.83	$1.17	$(0.24)	$(0.75)	$(0.99)	$16.05
2017	14.49	0.16	1.68	1.84	(0.19)	(0.27)	(0.46)	15.87
2016	14.20	0.19	0.56	0.75	(0.14)	(0.32)	(0.46)	14.49
2015	16.67	0.49	(1.19)	(0.70)	(0.48)	(1.29)	(1.77)	14.20
2014	14.48	0.38	2.45	2.83	(0.47)	(0.17)	(0.64)	16.67
2013	12.96	0.28	1.53	1.81	(0.29)	—	(0.29)	14.48
Class C (9/01)
2018(f)	15.20	0.26	0.79	1.05	(0.12)	(0.75)	(0.87)	15.38
2017	13.88	0.04	1.64	1.68	(0.09)	(0.27)	(0.36)	15.20
2016	13.61	0.09	0.53	0.62	(0.03)	(0.32)	(0.35)	13.88
2015	16.04	0.37	(1.16)	(0.79)	(0.35)	(1.29)	(1.64)	13.61
2014	13.94	0.27	2.35	2.62	(0.35)	(0.17)	(0.52)	16.04
2013	12.48	0.16	1.48	1.64	(0.18)	—	(0.18)	13.94
Class R3 (10/96)
2018(f)	15.66	0.31	0.81	1.12	(0.20)	(0.75)	(0.95)	15.83
2017	14.29	0.11	1.69	1.80	(0.16)	(0.27)	(0.43)	15.66
2016	14.01	0.16	0.55	0.71	(0.11)	(0.32)	(0.43)	14.29
2015	16.47	0.45	(1.18)	(0.73)	(0.44)	(1.29)	(1.73)	14.01
2014	14.31	0.33	2.43	2.76	(0.43)	(0.17)	(0.60)	16.47
2013	12.81	0.23	1.52	1.75	(0.25)	—	(0.25)	14.31
Class I (9/01)
2018(f)	15.93	0.36	0.83	1.19	(0.28)	(0.75)	(1.03)	16.09
2017	14.54	0.20	1.69	1.89	(0.23)	(0.27)	(0.50)	15.93
2016	14.25	0.24	0.55	0.79	(0.18)	(0.32)	(0.50)	14.54
2015	16.73	0.54	(1.21)	(0.67)	(0.52)	(1.29)	(1.81)	14.25
2014	14.53	0.44	2.44	2.88	(0.51)	(0.17)	(0.68)	16.73
2013	13.00	0.31	1.54	1.85	(0.32)	—	(0.32)	14.53

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.44%	$43,880	0.67	%*	4.01	%*	0.50	%*	4.18	%*	6%
13.12	43,716	0.69		0.88		0.50		1.07		14
5.49	47,793	0.65		1.25		0.50		1.40		22
(4.20)	50,354	0.66		3.02		0.50		3.18		20
19.92	60,400	0.65		2.24		0.47		2.43		42
14.18	51,794	0.63		1.76		0.40		1.99		12

6.96	10,063	1.42	*	3.23	*	1.25	*	3.40	*	6
12.38	10,594	1.44		0.12		1.25		0.31		14
4.71	10,917	1.40		0.51		1.25		0.66		22
(4.98)	11,377	1.41		2.34		1.25		2.50		20
19.08	13,432	1.40		1.55		1.22		1.74		42
13.32	12,264	1.38		0.99		1.15		1.22		12

7.21	3,064	0.92	*	3.74	*	0.75	*	3.91	*	6
12.94	3,063	0.94		0.59		0.75		0.77		14
5.20	3,886	0.90		1.00		0.75		1.15		22
(4.47)	3,926	0.91		2.86		0.75		3.01		20
19.63	4,495	0.90		1.93		0.72		2.12		42
13.88	3,728	0.88		1.47		0.65		1.70		12

7.54	17,252	0.42	*	4.30	*	0.25	*	4.47	*	6
13.42	17,313	0.44		1.12		0.25		1.31		14
5.75	18,459	0.40		1.57		0.25		1.72		22
(3.98)	22,489	0.41		3.38		0.25		3.53		20
20.21	27,785	0.40		2.61		0.22		2.79		42
14.50	29,433	0.38		2.00		0.15		2.23		12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategy Balanced Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2018(f)	$10.64	$0.20	$0.20	$0.40	$(0.24)	$(0.19)	$(0.43)	$10.61
2017	10.16	0.16	0.62	0.78	(0.14)	(0.16)	(0.30)	10.64
2016	10.34	0.19	0.27	0.46	(0.22)	(0.42)	(0.64)	10.16
2015	12.07	0.37	(0.67)	(0.30)	(0.44)	(0.99)	(1.43)	10.34
2014	11.10	0.30	1.48	1.78	(0.31)	(0.50)	(0.81)	12.07
2013	10.72	0.26	0.61	0.87	(0.24)	(0.25)	(0.49)	11.10
Class C (9/01)
2018(f)	10.45	0.16	0.19	0.35	(0.19)	(0.19)	(0.38)	10.42
2017	9.99	0.08	0.61	0.69	(0.07)	(0.16)	(0.23)	10.45
2016	10.17	0.12	0.26	0.38	(0.14)	(0.42)	(0.56)	9.99
2015	11.89	0.27	(0.65)	(0.38)	(0.35)	(0.99)	(1.34)	10.17
2014	10.94	0.21	1.46	1.67	(0.22)	(0.50)	(0.72)	11.89
2013	10.57	0.17	0.61	0.78	(0.16)	(0.25)	(0.41)	10.94
Class R3 (10/96)
2018(f)	10.49	0.18	0.20	0.38	(0.22)	(0.19)	(0.41)	10.46
2017	10.04	0.13	0.61	0.74	(0.13)	(0.16)	(0.29)	10.49
2016	10.21	0.17	0.27	0.44	(0.19)	(0.42)	(0.61)	10.04
2015	11.94	0.33	(0.66)	(0.33)	(0.41)	(0.99)	(1.40)	10.21
2014	10.99	0.27	1.46	1.73	(0.28)	(0.50)	(0.78)	11.94
2013	10.61	0.22	0.62	0.84	(0.21)	(0.25)	(0.46)	10.99
Class I (9/01)
2018(f)	10.61	0.21	0.19	0.40	(0.25)	(0.19)	(0.44)	10.57
2017	10.13	0.18	0.63	0.81	(0.17)	(0.16)	(0.33)	10.61
2016	10.31	0.22	0.26	0.48	(0.24)	(0.42)	(0.66)	10.13
2015	12.04	0.38	(0.65)	(0.27)	(0.47)	(0.99)	(1.46)	10.31
2014	11.07	0.33	1.48	1.81	(0.34)	(0.50)	(0.84)	12.04
2013	10.69	0.28	0.62	0.90	(0.27)	(0.25)	(0.52)	11.07

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.69%	$135,556	0.56	%*	3.74	%*	0.50	%*	3.80	%*	5%
7.92	138,541	0.55		1.47		0.50		1.52		18
4.84	147,744	0.54		1.91		0.50		1.96		15
(2.54)	157,215	0.54		3.35		0.50		3.39		21
16.70	204,710	0.54		2.51		0.47		2.59		28
8.36	183,459	0.53		2.19		0.40		2.32		11

3.32	24,306	1.31	*	2.97	*	1.25	*	3.03	*	5
7.08	25,755	1.30		0.73		1.25		0.79		18
3.99	31,831	1.29		1.18		1.25		1.22		15
(3.20)	37,514	1.29		2.47		1.25		2.50		21
15.85	41,296	1.29		1.76		1.22		1.84		28
7.54	34,447	1.28		1.41		1.15		1.54		11

3.58	3,289	0.81	*	3.41	*	0.75	*	3.47	*	5
7.56	3,988	0.80		1.24		0.75		1.30		18
4.61	4,227	0.79		1.72		0.75		1.76		15
(2.77)	5,497	0.79		2.97		0.75		3.01		21
16.36	7,159	0.79		2.23		0.72		2.30		28
8.16	6,225	0.78		1.90		0.65		2.04		11

3.72	71,190	0.31	*	3.91	*	0.25	*	3.97	*	5
8.21	86,970	0.30		1.73		0.25		1.79		18
5.01	104,799	0.29		2.17		0.25		2.21		15
(2.22)	117,133	0.29		3.41		0.25		3.45		21
17.03	132,820	0.29		2.78		0.22		2.86		28
8.65	123,583	0.28		2.45		0.15		2.58		11
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategy Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/01)
2018(f)	$11.57	$0.20	$(0.03)	$0.17	$(0.13)	$—	$—	$(0.13)	$11.61
2017	11.39	0.21	0.38	0.59	(0.40)	—	(0.01)	(0.41)	11.57
2016	11.39	0.26	0.19	0.45	(0.36)	(0.09)	—	(0.45)	11.39
2015	12.43	0.40	(0.71)	(0.31)	(0.30)	(0.43)	—	(0.73)	11.39
2014	11.46	0.33	1.01	1.34	(0.30)	(0.07)	—	(0.37)	12.43
2013	11.44	0.29	0.11	0.40	(0.27)	(0.11)	—	(0.38)	11.46
Class C (9/01)
2018(f)	11.50	0.16	(0.03)	0.13	(0.09)	—	—	(0.09)	11.54
2017	11.32	0.13	0.37	0.50	(0.31)	—	(0.01)	(0.32)	11.50
2016	11.32	0.18	0.19	0.37	(0.28)	(0.09)	—	(0.37)	11.32
2015	12.35	0.30	(0.69)	(0.39)	(0.21)	(0.43)	—	(0.64)	11.32
2014	11.39	0.23	1.01	1.24	(0.21)	(0.07)	—	(0.28)	12.35
2013	11.37	0.21	0.10	0.31	(0.18)	(0.11)	—	(0.29)	11.39
Class R3 (10/96)
2018(f)	11.54	0.19	(0.04)	0.15	(0.11)	—	—	(0.11)	11.58
2017	11.36	0.18	0.38	0.56	(0.37)	—	(0.01)	(0.38)	11.54
2016	11.36	0.23	0.19	0.42	(0.33)	(0.09)	—	(0.42)	11.36
2015	12.40	0.38	(0.72)	(0.34)	(0.27)	(0.43)	—	(0.70)	11.36
2014	11.43	0.30	1.01	1.31	(0.27)	(0.07)	—	(0.34)	12.40
2013	11.41	0.27	0.10	0.37	(0.24)	(0.11)	—	(0.35)	11.43
Class I (9/01)
2018(f)	11.57	0.21	(0.03)	0.18	(0.14)	—	—	(0.14)	11.61
2017	11.38	0.24	0.38	0.62	(0.42)	—	(0.01)	(0.43)	11.57
2016	11.38	0.29	0.19	0.48	(0.39)	(0.09)	—	(0.48)	11.38
2015	12.43	0.43	(0.71)	(0.28)	(0.34)	(0.43)	—	(0.77)	11.38
2014	11.45	0.35	1.03	1.38	(0.33)	(0.07)	—	(0.40)	12.43
2013	11.44	0.32	0.10	0.42	(0.30)	(0.11)	—	(0.41)	11.45

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.46%	$50,903	0.60	%*	3.37	%*	0.50	%*	3.46	%*	10%
5.33	52,315	0.58		1.80		0.50		1.88		18
4.15	55,774	0.56		2.27		0.50		2.33		11
(2.45)	59,298	0.55		3.31		0.50		3.36		20
11.86	77,765	0.57		2.61		0.47		2.71		20
3.44	80,009	0.55		2.37		0.40		2.52		18

1.10	14,759	1.35	*	2.61	*	1.25	*	2.70	*	10
4.56	15,731	1.33		1.08		1.25		1.16		18
3.46	20,696	1.31		1.52		1.25		1.58		11
(3.28)	22,521	1.30		2.52		1.25		2.57		20
11.00	25,195	1.32		1.82		1.22		1.92		20
2.69	23,947	1.30		1.66		1.15		1.80		18

1.33	913	0.85	*	3.12	*	0.75	*	3.22	*	10
5.06	887	0.83		1.54		0.75		1.62		18
3.97	850	0.81		2.01		0.75		2.07		11
(2.82)	1,048	0.80		3.14		0.75		3.19		20
11.61	1,640	0.81		2.38		0.72		2.48		20
3.21	1,928	0.80		2.18		0.65		2.33		18

1.59	19,640	0.34	*	3.46	*	0.25	*	3.56	*	10
5.66	22,143	0.33		2.05		0.25		2.13		18
4.47	23,925	0.31		2.50		0.25		2.56		11
(2.36)	24,785	0.30		3.60		0.25		3.65		20
12.23	26,525	0.32		2.83		0.22		2.93		20
3.61	26,669	0.30		2.62		0.15		2.76		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategy Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2018(f)	$12.81	$0.28	$0.50	$0.78	$(0.33)	$(0.33)	$(0.66)	$12.93
2017	11.98	0.16	1.14	1.30	(0.15)	(0.32)	(0.47)	12.81
2016	11.87	0.20	0.44	0.64	(0.21)	(0.32)	(0.53)	11.98
2015	13.47	0.41	(0.85)	(0.44)	(0.41)	(0.75)	(1.16)	11.87
2014	12.10	0.33	1.86	2.19	(0.37)	(0.45)	(0.82)	13.47
2013	11.55	0.26	0.97	1.23	(0.30)	(0.38)	(0.68)	12.10
Class C (9/01)
2018(f)	12.43	0.23	0.48	0.71	(0.23)	(0.33)	(0.56)	12.58
2017	11.63	0.07	1.11	1.18	(0.06)	(0.32)	(0.38)	12.43
2016	11.53	0.11	0.42	0.53	(0.11)	(0.32)	(0.43)	11.63
2015	13.11	0.31	(0.83)	(0.52)	(0.31)	(0.75)	(1.06)	11.53
2014	11.79	0.23	1.81	2.04	(0.27)	(0.45)	(0.72)	13.11
2013	11.26	0.17	0.95	1.12	(0.21)	(0.38)	(0.59)	11.79
Class R3 (10/96)
2018(f)	12.62	0.26	0.49	0.75	(0.29)	(0.33)	(0.62)	12.75
2017	11.80	0.13	1.12	1.25	(0.11)	(0.32)	(0.43)	12.62
2016	11.70	0.17	0.42	0.59	(0.17)	(0.32)	(0.49)	11.80
2015	13.29	0.38	(0.85)	(0.47)	(0.37)	(0.75)	(1.12)	11.70
2014	11.95	0.29	1.84	2.13	(0.34)	(0.45)	(0.79)	13.29
2013	11.41	0.24	0.95	1.19	(0.27)	(0.38)	(0.65)	11.95
Class I (9/01)
2018(f)	12.89	0.30	0.49	0.79	(0.36)	(0.33)	(0.69)	12.99
2017	12.04	0.19	1.16	1.35	(0.18)	(0.32)	(0.50)	12.89
2016	11.93	0.23	0.44	0.67	(0.24)	(0.32)	(0.56)	12.04
2015	13.54	0.47	(0.88)	(0.41)	(0.45)	(0.75)	(1.20)	11.93
2014	12.16	0.37	1.86	2.23	(0.40)	(0.45)	(0.85)	13.54
2013	11.61	0.29	0.97	1.26	(0.33)	(0.38)	(0.71)	12.16

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.08%	$80,914	0.60	%*	4.26	%*	0.50	%*	4.35	%*	7%
11.23	80,143	0.61		1.19		0.50		1.30		13
5.67	82,793	0.59		1.61		0.50		1.70		17
(3.31)	88,018	0.59		3.17		0.50		3.27		21
18.73	101,906	0.59		2.41		0.47		2.53		31
11.20	85,187	0.59		2.02		0.40		2.20		15

5.69	16,824	1.35	*	3.50	*	1.25	*	3.59	*	7
10.46	18,465	1.36		0.45		1.25		0.55		13
4.77	20,171	1.34		0.86		1.25		0.95		17
(3.99)	22,444	1.35		2.47		1.25		2.57		21
17.87	25,405	1.34		1.70		1.22		1.82		31
10.40	21,491	1.34		1.27		1.15		1.45		15

5.96	3,014	0.84	*	3.91	*	0.75	*	4.00	*	7
11.02	3,935	0.86		0.95		0.75		1.05		13
5.27	4,674	0.84		1.38		0.75		1.47		17
(3.49)	6,794	0.84		2.94		0.75		3.04		21
18.39	7,935	0.84		2.15		0.72		2.27		31
10.93	6,074	0.84		1.83		0.65		2.01		15

6.14	33,370	0.35	*	4.54	*	0.25	*	4.63	*	7
11.62	34,234	0.36		1.45		0.25		1.56		13
5.84	37,408	0.34		1.86		0.25		1.95		17
(3.02)	39,407	0.34		3.58		0.25		3.68		21
19.02	47,781	0.34		2.70		0.22		2.83		31
11.43	40,472	0.33		2.25		0.15		2.43		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.

The end of the reporting period for the Funds is February 28, 2018, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Capital gain distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation and quarterly for Strategy Balanced Allocation. Dividend from net investment income, if any, are declared daily (monthly prior to January 1, 2018) and distributed monthly for Strategy Conservative Allocation dividends from net investment income daily and distributing to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets (settled shares for Strategy Conservative Allocation) of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

Notes to Financial Statements (Unaudited) (continued)

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds may invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$60,534,204	$—	$—	$60,534,204
Fixed Income Funds	11,661,530	—	—	11,661,530
Short-Term Investments:
Money Market Funds	299,290	—	—	299,290
U.S. Government and Agency Obligations	—	1,887,088	—	1,887,088
Investments in Derivatives:
Futures Contracts**	50,779	—	—	50,779
Total	$72,545,803	$1,887,088	$—	$74,432,891

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$138,429,022	$—	$—	$138,429,022
Fixed Income Funds	90,035,005	—	—	90,035,005
Short-Term Investments:
Money Market Funds	217,269	—	—	217,269
U.S. Government and Agency Obligations	—	3,873,496	—	3,873,496
Investments in Derivatives:
Futures Contracts**	(150,482)	—	—	(150,482)
Total	$228,530,814	$3,873,496	$—	$232,404,310

Strategy Conservative Allocation
Long-Term Investments*:
Equity Funds	$33,744,577	$—	$—	$33,744,577
Fixed Income Funds	50,372,923	—	—	50,372,923
Short-Term Investments:
Money Market Funds	348,439	—	—	348,439
U.S. Government and Agency Obligations	—	1,390,486	—	1,390,486
Investments in Derivatives:
Futures Contracts**	82,189	—	—	82,189
Total	$84,548,128	$1,390,486	$—	$85,938,614

Strategy Growth Allocation
Long-Term Investments*:
Equity Funds	$105,979,751	$—	$—	$105,979,751
Fixed Income Funds	25,029,726	—	—	25,029,726
Short-Term Investments:
Money Market Funds	624,898	—	—	624,898
U.S. Government and Agency Obligations	—	2,979,613	—	2,979,613
Investments in Derivatives:
Futures Contracts**	(68,521)	—	—	(68,521)
Total	$131,565,854	$2,979,613	$—	$134,545,467
*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Fund invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in future contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund tactically used additional equity and currency futures to adjust its allocation to equity investments and currency exposures.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$40,288,394	$89,312,819	$28,990,537	$69,764,904
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$49,805	Payable for variation margin on futures contracts*	$(83,968)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(356,877)	Payable for variation margin on futures contracts*	465,230
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	(23,411)	—	—
Total			$(330,483)		$381,262

Strategy Balanced Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$252,957	Payable for variation margin on futures contracts*	$(62,976)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(1,040,666)	Payable for variation margin on futures contracts*	779,215
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	(79,012)	—	—
Total			$(866,721)		$716,239

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Conservative Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$114,683	Payable for variation margin on futures contracts*	$(11,995)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(251,028)	Payable for variation margin on futures contracts*	259,793
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	(29,264)	—	—
Total			$(165,609)		$247,798

Strategy Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$99,610	Payable for variation margin on futures contracts*	$(68,973)
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(774,095)	Payable for variation margin on futures contracts*	715,906
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	(40,969)	—	—
Total			$(715,454)		$646,933
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures contracts	$165,228	$(167,796)
	Foreign currency exchange rate	Futures contracts	(4,692)	(6,466)
Total			$160,536	$(174,262)
Strategy Balanced Allocation
	Equity	Futures contracts	$(1,860,961)	$(630,782)
	Foreign currency exchange rate	Futures contracts	(13,659)	(23,939)
Total			$(1,874,620)	$(654,721)
Strategy Conservative Allocation
	Equity	Futures contracts	$(467,418)	$(232,955)
	Foreign currency exchange rate	Futures contracts	(5,866)	(8,082)
Total			$(473,284)	$(241,037)
Strategy Growth Allocation
	Equity	Futures contracts	$(845,132)	$(364,157)
	Foreign currency exchange rate	Futures contracts	(8,212)	(11,314)
Total			$(853,344)	$(375,471)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the

Notes to Financial Statements (Unaudited) (continued)

custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 2/28/2018		Year Ended 8/31/17
Strategy Aggressive Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	71,465	$1,174,840	168,409	$2,499,089
Class C	20,226	315,296	33,652	477,957
Class R3	15,334	247,970	51,300	745,097
Class I	92,358	1,525,420	145,981	2,175,249
Shares issued to shareholders due to reinvestment of distributions:
Class A	161,802	2,594,100	101,128	1,452,341
Class C	34,580	528,980	19,023	262,050
Class R3	10,834	171,183	6,565	93,065
Class I	51,857	835,019	32,189	463,575
	458,456	7,392,808	558,247	8,168,423
Shares redeemed:
Class A	(252,937)	(4,152,304)	(814,611)	(12,070,613)
Class C	(97,812)	(1,521,971)	(141,838)	(2,019,587)
Class R3	(28,338)	(459,254)	(134,036)	(1,944,254)
Class I	(158,778)	(2,603,657)	(361,210)	(5,442,532)
	(537,865)	(8,737,186)	(1,451,695)	(21,476,986)
Net increase (decrease)	(79,409)	$(1,344,378)	(893,448)	$(13,308,563)

	Six Months Ended 2/28/2018		Year Ended 8/31/17
Strategy Balanced Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	266,784	$2,883,143	1,092,661	$11,176,756
Class C	104,570	1,106,795	298,875	2,981,006
Class R3	20,517	218,105	84,633	850,259
Class I	338,686	3,650,801	743,852	7,570,348
Shares issued to shareholders due to reinvestment of distributions:
Class A	478,849	5,126,353	402,196	4,014,227
Class C	78,066	821,155	62,428	609,110
Class R3	12,054	127,201	12,347	121,347
Class I	270,288	2,883,963	301,573	3,003,987
	1,569,814	16,817,516	2,998,565	30,327,040
Shares redeemed:
Class A	(987,402)	(10,655,705)	(3,012,042)	(30,683,722)
Class C	(313,614)	(3,326,143)	(1,083,193)	(10,870,314)
Class R3	(98,157)	(1,045,777)	(138,070)	(1,384,423)
Class I	(2,076,067)	(22,422,787)	(3,189,980)	(32,611,581)
	(3,475,240)	(37,450,412)	(7,423,285)	(75,550,040)
Net increase (decrease)	(1,905,426)	$(20,632,896)	(4,424,720)	$(45,223,000)

	Six Months Ended 2/28/2018		Year Ended 8/31/17
Strategy Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	73,961	$864,279	439,207	$4,938,422
Class C	38,098	442,060	136,312	1,516,322
Class R3	2,943	34,314	11,973	135,147
Class I	719,401	8,476,482	407,103	4,585,648
Shares issued to shareholders due to reinvestment of distributions:
Class A	45,482	531,690	155,909	1,734,498
Class C	9,459	109,932	43,606	480,064
Class R3	767	8,943	2,470	27,380
Class I	19,183	224,194	65,304	726,712
	909,294	10,691,894	1,261,884	14,144,193
Shares redeemed:
Class A	(258,164)	(3,019,795)	(969,596)	(10,925,373)
Class C	(136,689)	(1,589,985)	(639,721)	(7,164,359)
Class R3	(1,702)	(19,952)	(12,384)	(138,621)
Class I	(961,391)	(11,176,309)	(659,395)	(7,434,731)
	(1,357,946)	(15,806,041)	(2,281,096)	(25,663,084)
Net increase (decrease)	(448,652)	$(5,114,147)	(1,019,212)	$(11,518,891)

	Six Months Ended 2/28/2018		Year Ended 8/31/17
Strategy Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	156,502	$2,066,511	359,592	$4,361,355
Class C	22,409	285,001	104,509	1,226,898
Class R3	13,746	177,925	45,410	542,014
Class I	159,045	2,110,162	318,017	3,892,440
Shares issued to shareholders due to reinvestment of distributions:
Class A	307,410	3,998,986	268,079	3,146,062
Class C	58,725	741,736	54,252	618,049
Class R3	10,994	140,908	13,586	157,163
Class I	115,346	1,508,766	110,776	1,307,115
	844,177	11,029,995	1,274,221	15,251,096
Shares redeemed:
Class A	(462,878)	(6,074,672)	(1,284,835)	(15,553,034)
Class C	(229,410)	(2,929,378)	(407,461)	(4,825,099)
Class R3	(100,126)	(1,298,430)	(143,157)	(1,715,907)
Class I	(363,182)	(4,807,401)	(878,113)	(10,732,713)
	(1,155,596)	(15,109,881)	(2,713,566)	(32,826,753)
Net increase (decrease)	(311,419)	$(4,079,886)	(1,439,345)	$(17,575,657)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases:
Affiliated investments	$4,732,562	$12,163,252	$9,073,326	$8,901,890
Non-affiliated investments	—	—	—	—
Sales:
Affiliated investments	5,875,000	34,649,000	13,188,613	12,200,000
Non-affiliated investments	—	—	—	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

Notes to Financial Statements (Unaudited) (continued)

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of investments	$65,097,760	$204,819,615	$82,195,858	$118,320,137
Gross unrealized:
Appreciation	$11,233,293	$34,396,823	$6,254,068	$19,830,778
Depreciation	(1,948,941)	(6,661,646)	(2,593,501)	(3,536,927)
Net unrealized appreciation (depreciation) of investments	$9,284,352	$27,735,177	$3,660,567	$16,293,851

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of futures contracts	$50,779	$(150,482)	$82,189	$(68,521)
Net unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$—

Permanent differences, primarily due to expiration of capital loss carryforwards, tax basis earnings and profit adjustments, federal taxes paid, tax equalization, distribution reallocations and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2017, the Funds’ last tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$249,148	$4,616	$(495,581)	$183,977
Undistributed (Over-distribution of) net investment income	(1,232)	1,126	296,715	(2,167)
Accumulated net realized gain (loss)	(247,916)	(5,742)	198,866	(181,810)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of August 31, 2017, the Funds’ last tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net tax-exempt income[1]	$149,472	$861,573	$—	$380,329
Undistributed net ordinary income[1,2]	755,951	—	—	355,710
Undistributed net long-term capital gains	1,939,542	3,699,783	—	2,044,175
[1]	Undistributed net tax-exempt income and ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 31, 2017 and paid on September 1, 2017.

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2017, was designated for purposes of the dividends paid deduction as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income	$—	$—	$276,888	$—
Distributions from net ordinary income[2]	1,000,147	4,198,778	2,965,477	1,814,324
Distributions from net long-term capital gains	1,450,241	3,991,686	—	3,625,170
Return of capital	—	—	62,549	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

During the Funds’ last tax year ended August 31, 2017, Strategy Conservative Allocation utilized $298,180 of its capital loss carryforward.

As of August 31, 2017, the Funds’ last tax year end, $197,400 of Strategy Conservative Allocation’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Strategy Balanced Allocation	Strategy Conservative Allocation
Post-October capital losses[3]	$38,367	$187,505
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2016 through August 31, 2017, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through August 31, 2017 and/or specified losses incurred from November 1, 2016 through August 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The annual management fee, payable monthly, for each Fund, is 0.10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the board.

Other Transactions with Affiliates

Information regarding each Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Nuveen Strategy Aggressive Growth Allocation Fund

Description	Shares as of 2/28/18	Value as of 8/31/2017	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/18	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	562,679	$7,785,656	$936,823	$150,000	$—	$(5,238)	$(121,424)	$8,445,817	$241,182	$695,641
Nuveen International Growth Fund (Class R6)	135,530	6,406,853	20,659	400,000	—	61,105	640,466	6,729,083	20,659	—
Nuveen Large Cap Core Fund (Class R6)	97,929	3,040,347	153,770	130,000	—	27,727	211,311	3,303,155	132,645	21,124
Nuveen Large Cap Growth Fund (Class R6)	77,129	—	79,068	—	2,706,280	—	(313,353)	2,471,995	3,877	75,190
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	2,333,749	599,814	130,000	(2,706,280)	(3,527)	(93,756)	—	111,828	487,986
Nuveen Large Cap Select Fund (Class I)	154,846	4,155,865	30,849	100,000	—	48,503	434,279	4,569,496	30,849	—
Nuveen Large Cap Value Fund (Class R6)	138,122	3,379,213	344,470	140,000	—	21,459	9,505	3,614,647	284,375	60,095
Nuveen NWQ International Value Fund (Class I)	258,165	6,291,117	205,481	—	—	—	275,064	6,771,662	205,481	—
Nuveen NWQ Large-Cap Value Fund (Class I)	496,252	3,043,125	731,251	—	—	—	(474,297)	3,300,079	88,852	642,398
Nuveen Real Asset Income Fund (Class R6)	31,859	843,000	23,873	90,000	—	8,280	(46,019)	739,134	23,874	—
Nuveen Real Estate Securities Fund (Class R6)	72,828	1,481,956	164,229	—	—	—	(298,132)	1,348,053	55,111	109,119
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	59,399	2,339,700	89,643	90,000	—	30,923	97,764	2,468,030	21,889	67,754
Nuveen Small Cap Growth Opportunities Fund (Class R6)	95,158	2,541,563	256,552	245,000	—	15,628	(20,404)	2,548,339	120,044	136,507
Nuveen Small Cap Select Fund (Class I)	—	624,222	63,258	—	(758,248)	—	70,768	—	—	—
Nuveen Small Cap Select Fund (Class R6)	57,638	—	—	—	758,248	—	(76,965)	681,283	29,430	33,828
Nuveen Small Cap Value Fund (Class R6)	97,601	2,515,905	26,409	180,000	—	51,078	89,093	2,502,485	16,642	9,768
Nuveen Symphony International Equity Fund (Class I)	121,280	2,675,359	112,430	255,000	—	13,105	78,601	2,624,495	60,825	51,604
Nuveen Symphony Large-Cap Growth Fund (Class I)	64,420	2,312,247	176,407	—	—	—	153,209	2,641,863	30,501	145,907
Nuveen Symphony Low Volatility Equity Fund (Class R6)	100,559	3,042,704	158,452	135,000	—	12,203	182,767	3,261,126	29,995	128,457
Nuveen Winslow Large-Cap Growth Fund (Class R6)	60,275	2,336,867	387,657	155,000	—	4,522	(60,584)	2,513,462	64,001	323,656
Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	253,089	2,450,732	31,648	—	—	—	(75,503)	2,406,877	31,648	—
Nuveen High Yield Municipal Bond Fund (Class R6)	29,430	3,754,573	56,865	3,325,000	—	315,560	(300,216)	501,782	56,865	—
Nuveen Short Term Bond Fund (Class R6)	894,977	9,130,214	82,954	350,000	—	(5,332)	(104,965)	8,752,871	82,954	—
Total		$72,484,967	$4,732,562	$5,875,000	$—	$595,996	$257,209	$72,195,734	$1,743,527	$2,989,034

Notes to Financial Statements (Unaudited) (continued)

Nuveen Strategy Balanced Allocation Fund

Description	Shares as of 2/28/18	Value as of 8/31/2017	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/18	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	1,091,057	$15,892,355	$1,859,171	$1,150,000	$—	$68,969	$(293,727)	$16,376,768	$478,637	$1,380,534
Nuveen Global Infrastructure Fund (Class R6)	274,176	2,977,017	174,183	—	—	—	(321,707)	2,829,493	143,300	30,881
Nuveen International Growth Fund (Class R6)	248,929	13,180,229	37,398	2,225,000	—	563,666	803,032	12,359,325	37,398	—
Nuveen Large Cap Core Fund (Class R6)	178,505	6,810,464	332,512	1,625,000	—	307,431	195,558	6,020,965	287,572	44,941
Nuveen Large Cap Growth Fund (Class R6)	149,279	—	162,196	1,200,000	4,832,359	66,300	923,538	4,784,393	7,954	154,243
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	5,773,865	1,462,045	400,000	(4,832,359)	109,063	(2,112,614)	—	272,579	1,189,464
Nuveen Large Cap Select Fund (Class I)	372,849	10,921,414	79,962	1,250,000	—	300,064	951,329	11,002,769	79,962	—
Nuveen Large Cap Value Fund (Class R6)	269,136	6,982,517	698,630	700,000	—	64,024	(1,895)	7,043,276	576,750	121,880
Nuveen NWQ International Value Fund (Class I)	489,975	13,066,173	413,243	1,225,000	—	24,504	573,137	12,852,057	413,243	—
Nuveen NWQ Large-Cap Value Fund (Class I)	986,307	6,626,923	1,501,418	625,000	—	(293,271)	(651,129)	6,558,941	182,433	1,318,986
Nuveen Real Asset Income Fund (Class R6)	137,214	3,242,879	102,546	—	—	—	(162,069)	3,183,356	102,546	—
Nuveen Real Estate Securities Fund (Class R6)	171,493	4,380,636	392,125	900,000	—	158,490	(856,916)	3,174,335	135,177	256,948
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	140,710	5,696,380	219,201	390,000	—	75,508	245,398	5,846,487	53,526	165,676
Nuveen Small Cap Growth Opportunities Fund (Class R6)	345,774	9,767,796	994,906	1,495,000	—	83,196	(91,059)	9,259,839	465,532	529,374
Nuveen Small Cap Select Fund (Class I)	—	3,283,010	291,706	437,000	(3,355,705)	(97,251)	315,240	—	—	—
Nuveen Small Cap Select Fund (Class R6)	265,790	—	—	—	3,355,705	—	(214,068)	3,141,637	135,711	155,993
Nuveen Small Cap Value Fund (Class R6)	364,660	9,457,774	101,423	750,000	—	173,636	367,050	9,349,883	63,911	37,512
Nuveen Symphony International Equity Fund (Class I)	275,897	5,527,631	244,431	—	—	—	198,348	5,970,410	132,239	112,192
Nuveen Symphony Large-Cap Growth Fund (Class I)	140,563	5,504,504	419,953	525,000	—	34,300	330,719	5,764,476	72,610	347,343
Nuveen Symphony Low Volatility Equity Fund (Class R6)	213,837	7,003,821	370,656	900,000	—	123,696	336,559	6,934,732	70,164	300,492
Nuveen Winslow Large-Cap Growth Fund (Class R6)	143,306	5,563,311	922,881	390,000	—	24,440	(144,752)	5,975,880	152,364	770,518
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	247,894	3,150,662	56,878	300,000	—	3,406	(70,083)	2,840,863	56,878	—
Nuveen Core Bond Fund (Class R6)	3,539,725	34,276,235	442,626	—	—	—	(1,056,077)	33,662,784	442,627	—
Nuveen Core Plus Bond Fund (Class R6)	1,034,912	11,317,147	188,566	—	—	—	(370,061)	11,135,652	188,566	—
Nuveen High Yield Municipal Bond Fund (Class R6)	137,475	16,520,492	248,102	14,475,000	—	2,285,217	(2,234,869)	2,343,942	248,102	—
Nuveen Inflation Protected Securities Fund (Class R6)	963,384	10,768,512	154,694	—	—	—	(277,816)	10,645,390	154,694	—
Nuveen Short Term Bond Fund (Class R6)	3,006,787	33,187,265	291,800	3,687,000	—	(26,574)	(359,117)	29,406,374	291,800	—
Total		$250,879,012	$12,163,252	$34,649,000	$—	$4,048,814	$(3,978,051)	$228,464,027	$5,246,275	$6,916,977

Nuveen Strategy Conservative Allocation Fund

Description	Shares as of 2/28/18	Value as of 8/31/2017	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/18	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	299,539	$4,388,932	$828,439	$660,000	$—	$16,650	$(77,939)	$4,496,082	$130,896	$377,542
Nuveen Global Infrastructure Fund (Class R6)	271,952	3,106,745	172,769	150,000	—	34,728	(357,699)	2,806,543	142,139	30,631
Nuveen International Growth Fund (Class R6)	43,940	2,264,778	106,801	410,000	—	48,104	171,929	2,181,612	6,801	—
Nuveen Large Cap Core Fund (Class R6)	39,271	1,273,924	67,227	115,000	—	11,176	87,277	1,324,604	57,992	9,235
Nuveen Large Cap Growth Fund (Class R6)	41,549	—	200,751	100,000	1,268,025	(14,474)	(22,662)	1,331,640	1,998	38,754
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	1,135,737	309,149	—	(1,268,025)	—	(176,861)	—	57,637	251,512
Nuveen Large Cap Select Fund (Class I)	95,398	2,842,406	130,112	480,000	—	87,266	235,421	2,815,205	20,113	—
Nuveen Large Cap Value Fund (Class R6)	80,870	1,885,644	440,200	225,000	—	949	14,569	2,116,362	165,275	34,926
Nuveen NWQ International Value Fund (Class I)	65,823	1,689,058	55,168	90,000	—	(1,675)	73,990	1,726,541	55,168	—
Nuveen NWQ Large-Cap Value Fund (Class I)	329,302	1,891,653	704,557	100,000	—	(74,730)	(231,624)	2,189,856	55,232	399,325
Nuveen Real Asset Income Fund (Class R6)	45,436	1,073,815	33,957	—	—	—	(53,666)	1,054,106	33,957	—
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	26,838	1,016,316	40,503	—	—	—	58,300	1,115,119	9,890	30,613
Nuveen Small Cap Growth Opportunities Fund (Class R6)	65,137	1,831,319	185,703	275,000	—	19,235	(16,885)	1,744,372	86,893	98,810
Nuveen Small Cap Select Fund (Class I)	—	1,990,615	371,727	110,000	(2,276,611)	(22,360)	46,629	—	—	—
Nuveen Small Cap Select Fund (Class R6)	188,268	—	—	—	2,276,611	—	(51,289)	2,225,322	93,850	107,876
Nuveen Small Cap Value Fund (Class R6)	66,580	1,594,560	127,952	100,000	—	(3,632)	88,221	1,707,101	11,312	6,640
Nuveen Symphony International Equity Fund (Class I)	48,416	1,067,230	47,192	105,000	—	6,861	31,435	1,047,718	25,532	21,661
Nuveen Symphony Large-Cap Growth Fund (Class I)	30,781	1,076,368	282,119	165,000	—	(2,688)	71,525	1,262,324	14,199	67,921
Nuveen Symphony Low Volatility Equity Fund (Class R6)	41,110	1,272,746	69,301	90,000	—	857	80,286	1,333,190	13,118	56,182
Nuveen Winslow Large-Cap Growth Fund (Class R6)	30,381	1,097,487	392,058	200,000	—	416	(23,081)	1,266,880	30,057	152,002
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	165,985	1,981,244	179,257	210,000	—	(3,272)	(45,043)	1,902,186	39,256	—
Nuveen Core Bond Fund (Class R6)	1,972,927	19,560,167	1,785,350	1,955,000	—	(163,550)	(464,427)	18,762,540	255,350	—
Nuveen Core Plus Bond Fund (Class R6)	773,033	8,842,964	836,224	1,065,000	—	(54,070)	(242,283)	8,317,835	146,224	—
Nuveen High Yield Municipal Bond Fund (Class R6)	65,387	5,056,691	80,676	4,025,000	—	460,032	(457,546)	1,114,853	80,676	—
Nuveen Inflation Protected Securities Fund (Class R6)	502,274	5,698,265	582,370	575,000	—	(10,076)	(145,436)	5,550,123	82,370	—
Nuveen Short Term Bond Fund (Class R6)	1,505,663	15,641,463	1,043,219	1,770,000	—	(30,310)	(158,986)	14,725,386	143,219	—
Nuveen Strategic Income Fund (Class R6)	—	213,667	545	213,613	—	10,081	(10,680)	—	545	—
Total		$89,493,794	$9,073,326	$13,188,613	$—	$315,518	$(1,576,525)	$84,117,500	$1,759,699	$1,683,630

Notes to Financial Statements (Unaudited) (continued)

Nuveen Strategy Growth Allocation Fund

Description	Shares as of 2/28/18	Value as of 8/31/2017	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/18	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	857,541	$12,192,799	$1,461,089	$600,000	$—	$(1,675)	$(180,528)	$12,871,685	$377,167	$1,083,923
Nuveen Global Infrastructure Fund (Class R6)	172,302	1,870,867	109,463	—	—	—	(202,173)	1,778,157	90,055	19,407
Nuveen International Growth Fund (Class R6)	165,712	8,230,410	25,468	900,000	—	114,811	756,906	8,227,595	25,468	—
Nuveen Large Cap Core Fund (Class R6)	181,568	5,895,145	295,875	540,000	—	91,928	381,356	6,124,304	255,229	40,646
Nuveen Large Cap Growth Fund (Class R6)	153,131	—	166,146	300,000	5,088,731	(700)	(46,333)	4,907,844	8,147	157,998
Nuveen Large Cap Growth Opportunities Fund (Class R6)	—	4,630,384	1,260,396	—	(5,088,731)	—	(802,049)	—	234,985	1,025,411
Nuveen Large Cap Select Fund (Class I)	322,869	8,897,696	67,635	500,000	—	129,069	933,455	9,527,855	67,635	—
Nuveen Large Cap Value Fund (Class R6)	233,239	5,736,992	609,105	300,000	—	26,651	31,108	6,103,856	502,842	106,262
Nuveen NWQ International Value Fund (Class I)	313,133	7,974,721	249,232	350,000	—	(18,486)	358,005	8,213,472	249,232	—
Nuveen NWQ Large-Cap Value Fund (Class I)	924,019	5,666,281	1,361,585	—	—	—	(883,137)	6,144,729	165,442	1,196,142
Nuveen Real Asset Income Fund (Class R6)	83,283	1,968,291	62,241	—	—	—	(98,364)	1,932,168	62,241	—
Nuveen Real Estate Securities Fund (Class R6)	137,697	2,801,933	310,508	—	—	—	(563,678)	2,548,763	104,198	206,310
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	113,225	4,630,867	170,876	350,000	—	129,875	122,894	4,704,512	41,725	129,151
Nuveen Small Cap Growth Opportunities Fund (Class R6)	208,868	5,294,063	563,120	250,000	—	21,614	(35,300)	5,593,497	263,493	299,628
Nuveen Small Cap Select Fund (Class I)	—	1,743,007	176,634	—	(2,120,716)	—	201,075	—	—	—
Nuveen Small Cap Select Fund (Class R6)	160,942	—	—	—	2,120,716	—	(218,377)	1,902,339	82,177	94,458
Nuveen Small Cap Value Fund (Class R6)	208,546	5,012,301	56,430	—	—	—	278,397	5,347,128	35,559	20,871
Nuveen Symphony International Equity Fund (Class I)	191,729	4,461,057	181,701	650,000	—	48,497	107,752	4,149,007	98,302	83,399
Nuveen Symphony Large-Cap Growth Fund (Class I)	116,885	4,590,368	333,411	425,000	—	41,194	253,461	4,793,434	57,647	275,765
Nuveen Symphony Low Volatility Equity Fund (Class R6)	189,067	5,780,786	314,763	360,000	—	21,507	374,380	6,131,436	59,584	255,179
Nuveen Winslow Large-Cap Growth Fund (Class R6)	119,376	4,697,128	721,494	350,000	—	69,534	(160,186)	4,977,970	119,115	602,378
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	74,212	853,581	16,779	—	—	—	(19,886)	850,474	16,779	—
Nuveen Core Bond Fund (Class R6)	294,630	2,852,990	36,842	—	—	—	(87,897)	2,801,935	36,842	—
Nuveen Core Plus Bond Fund (Class R6)	247,726	2,708,981	45,136	—	—	—	(88,581)	2,665,536	45,137	—
Nuveen High Yield Municipal Bond Fund (Class R6)	163,624	8,582,214	149,262	5,925,000	—	583,417	(600,110)	2,789,783	149,262	—
Nuveen Inflation Protected Securities Fund (Class R6)	128,353	1,434,701	20,611	—	—	—	(37,014)	1,418,298	20,610	—
Nuveen Short Term Bond Fund (Class R6)	1,482,996	14,948,845	136,088	400,000	—	(5,306)	(175,927)	14,503,700	136,088	—
Total		$133,456,408	$8,901,890	$12,200,000	$—	$1,251,930	$(400,751)	$131,009,477	$3,304,961	$5,596,928

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected	$19,668	$37,253	$5,824	$32,155
Paid to financial intermediaries	17,241	32,986	5,100	28,329

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances	$1,039	$9,063	$3,005	$2,188

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained	$1,581	$7,202	$3,533	$2,879

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained	$186	$1,620	$—	$492

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Strategy Balanced Allocation
Maximum Outstanding Balance	$7,400,000

During the current fiscal period, and during the Fund’s utilization period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Strategy Balanced Allocation
Average daily balance outstanding	$7,400,000
Average annual interest rate	2.43%

Borrowing outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities.

None of the other Funds utilized this facility during the current fiscal period.

9. Subsequent Events

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National

Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST). P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Mini MSCI EAFE Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks more than 1,100 companies in more than 20 developed markets across Europe, Australasia and the Far East. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Mini MSCI Emerging Markets Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks more than 20 emerging markets around the globe and offers low correlations to developed market indices. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ-100 E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the top 100 large-cap, non-financial issues in The NASDAQ Stock Market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® E-Mini Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the performance of the 2,000 smallest companies in the Russell 3000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 500 of the leading large-cap U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P MidCap 400® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 400 medium-sized U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FAA-0218P 464941-INV-B-04/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: May 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: May 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: May 7, 2018